                                                                      Exhibit 21

                    SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

                                                              JURISDICTION OF
                                                              INCORPORATION
NAME                                                          OR ORGANIZATION
Avintco, Inc.                                                 Delaware

Group Athletica, LLC                                          Delaware

Onfield Apparel Group, LLC                                    Delaware

Reebok Aviation, LLC                                          Delaware

Reebok Onfield, LLC                                           Delaware

RFC, Inc.                                                     Delaware

The Rockport Company, LLC                                     Delaware

The Reebok Worldwide Trading Company, LLC                     Delaware

Ralph Lauren Footwear Co., Inc.                               Massachusetts

RBK Thailand, Inc.                                            Massachusetts

Reebok CHC, Inc.                                              Massachusetts

Reebok Foundation, Inc.                                       Massachusetts

Reebok Securities Holdings Corp.                              Massachusetts

Reebok Austria GmbH                                           Austria

Reebok Austria Retail GmbH                                    Austria

Reebok Belgium SA                                             Belgium

Rockport do Brasil Ltda.                                      Brazil

RC Investments Ltd.                                           Canada

Reebok Canada Inc.                                            Canada

                                                              JURISDICTION OF
                                                              INCORPORATION
NAME                                                          OR ORGANIZATION
RIL Shanghai Ltd.                                             China

American Sports & Leisure (cz) s.r.o.                         Czech Republic

Reebok France SA                                              France

Reebok France Retail SA                                       France

Reebok Deutschland GmbH                                       Germany

Reebok Deutschland Retail GmbH                                Germany

Reebok (China) Services Limited                               Hong Kong

Reebok Trading (Far East) Ltd                                 Hong Kong

RIL Holdings Limited                                          Hong Kong

RIL Indonesia Limited                                         Hong Kong

RIL Securities Limited                                        Hong Kong

RIL Taiwan Services Ltd.                                      Hong Kong

Reebok India Company                                          India

Reebok Technical Services Private Limited                     India

Reebok Ireland Limited                                        Ireland

Reebok Italia Srl                                             Italy

Reebok Japan Inc.                                             Japan

Rockport Japan Inc.                                           Japan

Reebok Korea Ltd.                                             Korea

Reebok Korea Technical Services Co., Ltd.                     Korea

Reebok (Mauritius) Company Limited                            Mauritius

Amser SA de CV                                                Mexico

Reebok de Mexico SA de CV                                     Mexico

Reebok Distribution BV                                        The Netherlands

                                                              JURISDICTION OF
                                                              INCORPORATION
NAME                                                          OR ORGANIZATION
Reebok Europe BV                                              The Netherlands

Reebok International Finance BV                               The Netherlands

Reebok Nederland (Retail) BV                                  The Netherlands

RBK Sport Europe BV                                           The Netherlands

Rockport (Europe) BV                                          The Netherlands

Reebok Norway AS                                              Norway

Reebok Poland SA                                              Poland

Reebok Portugal--Artigos Desportivos SA                       Portugal

Reebok Spain SA                                               Spain

Reebok Scandinavia AB                                         Sweden

Reebok Europe Sarl                                            Switzerland

J.W. Foster & Sons (Athletic Shoes) Limited                   United Kingdom

RBK Holdings Plc                                              United Kingdom

Reebok Eastern Trading Limited                                United Kingdom

Reebok Finance Limited                                        United Kingdom

Reebok Europe Holdings                                        United Kingdom

Reebok International Limited                                  United Kingdom

Reebok Pensions Management Limited                            United Kingdom

Reebok Sports Limited                                         United Kingdom

Rockport Company Limited                                      United Kingdom